Exhibit (s)

POWER OF ATTORNEY

We, the undersigned Trustees of

 Eaton Vance Advisers Senior Floating-Rate Fund
Eaton Vance California Municipal Income Trust
Eaton Vance Credit Opportunities Fund
Eaton Vance Florida Municipal Income Trust
Eaton Vance Global Enhanced Equity Income Fund
Eaton Vance Growth Trust
Eaton Vance Institutional Senior Floating-Rate Fund
Eaton Vance Investment Trust
Eaton Vance Insured California Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund II
Eaton Vance Insured Florida Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund
Eaton Vance Insured Michigan Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured New Jersey Bond Fund
Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust

Eaton Vance Municipal Income Trust
Eaton Vance Municipals Trust
Eaton Vance Municipals Trust II
Eaton Vance Mutual Funds Trust
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Prime Rate Reserves
Eaton Vance Senior Income Trust
Eaton Vance Series Trust
Eaton Vance Series Trust II
EV Classic Senior Floating-Rate Fund
Eaton Vance Special Investment Trust
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Tax-Managed International Diversified Equity Income Fund
Eaton Vance Variable Trust
Eaton Vance Risk-Managed Diversified Equity Income Fund

each a Massachusetts business trust (the “Trusts”), (do hereby severally constitute and appoint Barbra E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Benjamin C. Esty	Trustee	April 23, 2007
Benjamin C. Esty

/s/ Thomas E. Faust Jr.	Trustee	April 23, 2007
Thomas E. Faust Jr.

/s/ Allen R. Freedman	Trustee	April 23, 2007
Allen R. Freedman

/s/ James B. Hawkes	Trustee	April 23, 2007
James B. Hawkes

/s/ Samuel L. Hayes, III	Trustee	April 23, 2007
Samuel L. Hayes, III

/s/ William H. Park	Trustee	April 23, 2007
William H. Park

/s/ Ronald A. Pearlman	Trustee	April 23, 2007
Ronald A. Pearlman

/s/ Norton H. Reamer	Trustee	April 23, 2007
Norton H. Reamer

/s/ Heidi L. Steiger	Trustee	April 23, 2007
Heidi L. Steiger

/s/ Lynn A. Stout	Trustee	April 23, 2007
Lynn A. Stout

/s/ Ralph F. Verni	Trustee	April 23, 2007
Ralph F. Verni

POWER OF ATTORNEY

Helen Frame Peters, as a Trustee of the following trusts, each a  Massachusetts business trust (the “Trust”), (does hereby severally constitute and appoint Thomas E. Faust, Jr., Barbara E. Campbell and  Maureen A. Gemma, or any of them, to be true, sufficient and lawful attorneys, or attorney, to sign for me, in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of the Trust, in respect of shares of beneficial interest and other documents and papers relating thereto:

Eaton Vance Growth Trust	Eaton Vance Michigan Municipal Income Trust
Eaton Vance Investment Trust	Eaton Vance Municipal Income Trust
Eaton Vance Municipals Trust	Eaton Vance National Municipal Income Trust
Eaton Vance Municipals Trust II	Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Mutual Funds Trust	Eaton Vance New York Municipal Income Trust
Eaton Vance Series Trust	Eaton Vance Ohio Municipal Income Trust
Eaton Vance Series Trust II	Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Special Investment Trust	Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Variable Trust	Eaton Vance Risk-Managed Equity Income Opportunities Fund
Eaton Vance California Municipal Income Trust	Eaton Vance Senior Floating-Rate Trust
Eaton Vance Credit Opportunities Fund	Eaton Vance Senior Income Trust
Eaton Vance Credit Opportunities Fund II	Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Enhanced Equity Income Fund II	Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Floating-Rate Income Trust	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Insured Florida Plus Municipal Bond Fund	Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Insured Michigan Municipal Bond Fund	Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Insured Municipal Bond Fund	Eaton Vance Tax-Managed International Diversified Equity Income Fund
Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Income Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Helen Frame Peters	Trustee	November 17, 2008
Helen Frame Peters

POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance California Municipal Income Trust
Eaton Vance Credit Opportunities Fund
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Floating-Rate Income Trust
Eaton Vance Florida Municipal Income Trust
Eaton Vance Global Enhanced Equity Income Fund
Eaton Vance Growth Trust
Eaton Vance Insured California Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund II
Eaton Vance Insured Florida Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund
Eaton Vance Insured Michigan Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured New Jersey Bond Fund
Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund
Eaton Vance Investment Trust
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Municipal Income Trust
Eaton Vance Municipals Trust
Eaton Vance Municipals Trust II
Eaton Vance Mutual Funds Trust
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Series Trust II
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Special Investment Trust
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Tax-Managed International Diversified Equity Income Fund
Eaton Vance Variable Trust
Eaton Vance Risk-Managed Diversified Equity Income Fund

each a Massachusetts business trust (the "Trusts"), (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be

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true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Barbara E. Campbell	Treasurer and Principal	April 23, 2007
Barbara E. Campbell	Financial and Accounting Officer